Prospectus supplement dated October 3, 2013
to the following prospectus(es):
Soloist, Nationwide Destination Income Annuity, BOA IV, BOA America's VISION Annuity, BOA America's FUTURE Annuity II, Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold, M&T All American Gold, Wells Fargo Gold Variable Annuity, BOA Achiever Annuity, America's Horizon Annuity, BOA Future Venue Annuity, Nationwide Heritage Annuity, Nationwide Destination C, BOA Elite Venue Annuity, BOA Choice Venue Annuity II, Nationwide Destination L, Nationwide Income Architect Annuity, Nationwide Destination B, Nationwide Destination EV, Nationwide Destination EV 2.0, Nationwide Destination EV New York 2.0, Nationwide Destination B 2.0, Nationwide Destination B New York 2.0, Nationwide Destination L 2.0, Nationwide Destination L New York 2.0, Nationwide Destination Navigator, Nationwide Destination Navigator 2.0, Nationwide Destination Navigator New York 2.0, Nationwide Destination All American Gold 2.0, Nationwide Destination All American Gold New York 2.0, Nationwide Destination Navigator New York, Nationwide Destination Architect 2.0, America's marketFLEX Annuity, America's marketFLEX II Annuity, America's marketFLEX Advisor Annuity, BOA All American Annuity, Sun Trust All American, M&T All American, Compass All American, BOA America's Future Annuity, Key Future, NEA Valuebuilder Future, Waddell & Reed Advisors Select Plus Annuity, America's Future Horizon Annuity, BB&T Future Annuity, BOA America's Exclusive Annuity II, Waddell & Reed Advisors Select Reserve Annuity, BOA V, NEA Valuebuilder Select, BOA Choice Venue Annuity, BOA Choice Annuity, Key Choice, Paine Webber Choice Annuity, BOA America's Income Annuity, Waddell & Reed Advisors Select Income Annuity, Waddell & Reed Advisors Select Preferred, Waddell & Reed Advisors Select Preferred 2.0, Waddell & Reed Advisors Select Preferred New York 2.0, BOA Advisor Variable Annuity, NEA Valuebuilder and The One Investor Annuity prospectus dated May 1, 2013
Schwab Income Choice Variable Annuity prospectus dated May 1, 2012
Schwab Custom Solutions Variable Annuity prospectus dated May 1, 2010
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective immediately, the Same-Sex Marriages, Domestic Partnership, and Other Similar Relationships section under Federal Tax Considerations in Appendix C: Contract Types and Tax Information is deleted and replaced with the following:
Same-Sex Marriages, Domestic Partnership, and Other Similar Relationships
In US. v. Windsor, the United States Supreme Court declared Section 3 of the Defense of Marriage Act to be unconstitutional and concluded that same sex marriages, in states that recognize them, are to be accorded the same federal benefits, rights and obligations as other marriages recognized by that state.
Revenue Ruling 2013-17 declared that the terms "spouse," "husband and wife," "husband" and "wife" do not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under the laws of that state. Therefore, the favorable income-deferral options afforded by federal tax law to a married spouse under Code Sections 72 and 401(a)(9) are not available to individuals who have entered into a domestic partnership, civil union or other similar formal relationship recognized under state law that is not denominated as a marriage under the laws of that state.
PROS-0243